EXHIBIT 10.4
                           SCHEDULE A TO EXHIBIT 10.3

The following individuals entered into Director Retirement Plans with The Ohio Valley Bank Company identified below which are identical to the Director Retirement Plan, dated October 10, 2002, between Brent A. Saunders and The Ohio Valley Bank Company filed herewith.




                                    Date of
Name                                Director Retirement Plan
------------------                  ------------------------
W. Lowell Call                      January 2, 1997
Wendell B. Thomas                   May 16, 2000
James L. Dailey                     January 2, 1997
Merrill L. Evans                    January 2, 1997
Thomas E. Wiseman                   January 2, 1997
Jeffrey E. Smith                    January 2, 1997
Phil A. Bowman                      November 18, 1997
Charles C. Lanham                   March 27, 1998
Keith R. Brandeberry                January 2, 1997
C. Leon Saunders                    January 2, 1997
Warren F. Sheets                    January 2, 1997
Harold A. Howe                      May 16, 2000
Art E. Hartley, Sr.                 April 8, 1998
Lannes C. Williamson                April 8, 1998
Steven B. Chapman                   August 30, 2000
Anna P. Barnitz                     October 15, 2002
Barney A. Molnar                    October 15, 2002
Robert H. Eastman                   January 2, 1997
Lloyd R. Francis                    January 2, 1997
Morris E. Haskins                   January 2, 1997
Frank H. Mills                      January 2, 1997